UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 25, 2010
VION PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26534	13-3671221

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Science Park, New Haven, CT	06511

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 498-4210
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The letter agreement attached as Exhibit 99.2 to the Current Report on Form 8-K of Vion Pharmaceuticals, Inc. (the “Registrant”) filed on March 2, 2010 (the “Original Report”) described the terms of the Chapter 11 Plan/Sale-Related Performance Pay to Senior Management (the “Management Performance Plan”) as agreed between the Registrant and the Official Committee of Unsecured Creditors in the Registrant’s chapter 11 bankruptcy case (Case No. 09-14429) (CSS) filed in the United States Bankruptcy Court for the District of Delaware (the “Court”), which plan was approved with changes by the Court at a hearing on March 1, 2010. This Current Report on Form 8-K/A is being filed solely to provide a summary of the Management Performance Plan.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 1, 2010 the Court approved the Management Performance Plan and the Registrant’s making of the payments contemplated thereby. The Management Performance Plan provides for payment of $375,000 in the aggregate to senior managers on the effective date of the Registrant’s chapter 11 liquidating plan (the “Effective Date”). In general, such aggregate amount payable is subject to adjustment and shall be (i) reduced on a dollar-for-dollar basis to the extent that the cash provided to the Registrant’s liquidating trustee on the Effective Date after taking into account certain reserves for professional fees and administrative expenses is less than $11,000,000 or (ii) increased up to a maximum of $100,000 by $0.50 for every dollar by which the amount so provided to the Registrant’s liquidating trustee exceeds $11,000,000. The amount payable pursuant to the Management Performance Plan shall be allocated among the Registrant’s executive officers as follows: 30.01% to Alan Kessman, 23.33% to Ann Cahill, 23.33% to Howard Johnson and 23.33% to Karen Schmedlin.
A copy of the Court’s order approving the Management Performance Plan is attached as Exhibit 99.4 to this Current Report on Form 8-K/A and is incorporated by reference herein; the summary description of the Management Performance Plan set forth above is qualified by reference in its entirety to such order as filed.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

99.4	Order Granting Debtor and Debtor and Debtor-in-Possession’s Motion for Order Authorizing Payment of Chapter 11 Plan/Sale-Related Performance Pay to Senior Management Pursuant to Sections 105(A) and 363 of the Bankruptcy Code.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VION PHARMACEUTICALS, INC.

Date: March 8, 2010	By: Name:	/s/ Howard B. Johnson Howard B. Johnson
	Title:	President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.4	Order Granting Debtor and Debtor and Debtor-in-Possession’s Motion for Order Authorizing Payment of Chapter 11 Plan/Sale-Related Performance Pay to Senior Management Pursuant to Sections 105(A) and 363 of the Bankruptcy Code.